EXHIBIT 99.1
                                 ------------

                 Computational Materials and/or ABS Term Sheet

                              MBS New Transaction

                            Computational Materials
                            -----------------------


                                $[603,929,000]
                                 (Approximate)

                                  CWALT, Inc.

                                   Depositor

                             MORTGAGE PASS-THROUGH
                                 CERTIFICATES,
                                SERIES 2005-J12






                       [OBJECT OMITTED] Countrywide(SM)
                                  HOME LOANS
                          Seller and Master Servicer


   [OBJECT OMITTED] Countrywide(R)                                                                       Computational Materials for
   -------------------------------
        SECURITIES CORPORATION                                       Countrywide Mortgage Pass-Through Certificates, Series 2005-J12
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------


The attached tables and other sample pool analyses, together with all other information presented herein (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Countrywide Securities Corporation ("Countrywide Securities") and not by the issuer of the securities or any of its affiliates (other than Countrywide Securities). The issuer of these securities has not prepared or taken part in the preparation of these materials. The information herein regarding the collateral is preliminary, and will be superseded by the applicable prospectus supplement or other final offering document relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.


Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Without limiting the foregoing, the collateral information set forth in these Computational Materials, including without limitation the collateral tables which follow, is based only on a sample pool of Mortgage Loans, (i) a majority of which are expected to be included (along with additional Mortgage Loans) in, and (ii) a portion of which are expected to be deleted from, the pool of Mortgage Loans delivered to the Trust on the Closing Date. The sample pool described herein may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although Countrywide Securities believes the information with respect to the sample pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the sample pool.


Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.


Although a registration statement (including the prospectus) relating to the CWALT publicly offered securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to such securities has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement, or other final offering document relating to the Certificates, relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement, or other final offering documents relating to the Certificates, may be obtained by contacting your Countrywide Securities account representative.


Please be advised that mortgage-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                       2


   [OBJECT OMITTED] Countrywide(R)                                                                       Computational Materials for
   -------------------------------
        SECURITIES CORPORATION                                       Countrywide Mortgage Pass-Through Certificates, Series 2005-J12
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------


Preliminary Term Sheet                                                                             Date Prepared: September 26, 2005

                                                    [$603,929,000] (Approximate)
                                      CWALT Mortgage Pass-Through Certificates, Series 2005-J12

====================== =================== ================ ====================== ======================== =====================

                           Principal          WAL (Yrs)        Payment Window          Expected Ratings        Last Scheduled
      Class (1)          Balance ($)(2)    Call / Mat (3)   (Mos) Call / Mat(3)          S&P/Moody's            Distribution
      ---------          --------------    --------------   --------------------         -----------            ------------
      1-A-1(4)             57,129,000        1.00 / 1.00       1 - 24 / 1 - 24            [AAA]/Aaa               May 2026
      1-A-2(4)             36,311,000        3.00 / 3.00      24 - 56 / 24 - 56           [AAA]/Aaa            September 2032
      1-A-3(4)             7,467,000         5.00 / 5.00      56 - 81 / 56 - 83           [AAA]/Aaa              April 2034
      1-A-4(4)             14,298,000        6.56 / 9.40     81 - 81 / 83 - 204           [AAA]/Aaa              July 2035
      1-A-5(4)             13,795,000        5.88 / 6.50     37 - 81 / 37 - 202           [AAA]/Aaa               May 2035
      1-M-1(4)             3,030,000         4.95 / 5.54     37 - 81 / 37 - 130           [AA]/Aa2             December 2034
      1-M-2(4)             2,410,000         4.95 / 5.35     37 - 81 / 37 - 114            [A]/A2               August 2034
      1-M-3(4)              964,000          4.95 / 5.06      37 - 81 / 37 - 92           [A]/Baa2             November 2033
      1-B-1(4)             1,377,000         4.41 / 4.41      37 - 79 / 37 - 79          [BBB-]/Baa3           February 2033
---------------------- ------------------- ---------------- ---------------------- ------------------------ ---------------------
---------------------- ------------------- ---------------- ---------------------- ------------------------ ---------------------
         CF               Not Offered                                                    Not Offered
         PF               Not Offered                                                    Not Offered
---------------------- ------------------- ---------------- ---------------------- ------------------------ ---------------------
---------------------- ------------------- ---------------- ---------------------- ------------------------ ---------------------
      2-A-1(5)           [207,897,000]       2.30 / 2.48      1 - 81 / 1 - 172            [AAA]/Aaa              July 2035
      2-A-2(5)           [129,923,000]       1.00 / 1.00       1 - 27 / 1 - 27            [AAA]/Aaa             October 2029
      2-A-3(5)            [37,679,000]       3.00 / 3.00      27 - 50 / 27 - 50           [AAA]/Aaa            November 2032
      2-A-4(5)            [40,295,000]       5.85 / 6.79     50 - 81 / 50 - 172           [AAA]/Aaa              July 2035
      2-M-1(5)             23,322,000        4.53 / 4.85     39 - 81 / 39 - 127           [AA]/Aa2                May 2035
      2-M-2(5)             14,134,000        4.47 / 4.68     38 - 81 / 38 - 109            [A]/A2                March 2035
      2-B-1(5)             9,187,000         4.38 / 4.42      37 - 81 / 37 - 90          [BBB]/Baa2            November 2034
      2-B-2(5)             4,711,000         3.84 / 3.84      37 - 67 / 37 - 67          [BBB-]/Baa3           December 2033
---------------------- ------------------- ---------------- ---------------------- ------------------------ ---------------------
         CV               Not Offered                                                    Not Offered
         PV               Not Offered                                                    Not Offered
====================== =================== ================ ====================== ======================== =====================
       Total:            [$603,929,000]


====================== =============================


      Class (1)              Certificate Type
      ---------              ----------------
      1-A-1(4)           Floating Rate Sequential
      1-A-2(4)            Fixed Rate Sequential
      1-A-3(4)            Fixed Rate Sequential
      1-A-4(4)            Fixed Rate Sequential
      1-A-5(4)              Fixed Rate Lockout
      1-M-1(4)             Fixed Rate Mezzanine
      1-M-2(4)             Fixed Rate Mezzanine
      1-M-3(4)             Fixed Rate Mezzanine
      1-B-1(4)            Fixed Rate Subordinate
---------------------- -----------------------------
---------------------- -----------------------------
         CF
         PF
---------------------- -----------------------------
---------------------- -----------------------------
      2-A-1(5)          Floating Rate Pass-Through
      2-A-2(5)           Floating Rate Sequential
      2-A-3(5)           Floating Rate Sequential
      2-A-4(5)           Floating Rate Sequential
      2-M-1(5)           Floating Rate Mezzanine
      2-M-2(5)           Floating Rate Mezzanine
      2-B-1(5)          Floating Rate Subordinate
      2-B-2(5)          Floating Rate Subordinate
---------------------- -----------------------------
         CV
         PV
====================== =============================
       Total:


(1) The margins on the Class 2-A Certificates double, the margins on the Adjustable Rate Subordinate Certificates are equal to 1.5x the related original margin after the first possible Clean-up Call date. The fixed rate coupon on each of the Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 1-A-5 and the Fixed Rate Subordinate Certificates increase by 0.50% after the first possible Clean-up Call date.
(2) The principal balance of each Class of Certificates is subject to a 10% variance.
(3)   See "Pricing Prepayment Speed" herein.
(4) The Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4 and Class 1-A-5 Certificates (collectively, the "Class 1-A Certificates") and the Class 1-M-1, Class 1-M-2, Class 1-M-3 and Class 1-B-1 Certificates (collectively, the "Fixed Rate Subordinate Certificates") are backed primarily by the cashflows from the Group 1 Mortgage Loans. Under certain conditions referred to under "Fixed Rate Certificates Priority of Distributions," cashflows from one loan group may be used to make certain payments to the Certificates related to the other loan group.
(5) The Class 2-A-1, Class 2-A-2, Class 2-A-3 and Class 2-A-4 Certificates (collectively, the "Class 2-A Certificates" and, together with the Class 1-A Certificates, the "Senior Certificates") and the Class 2-M-1, Class 2-M-2, Class 2-B-1 and Class 2-B-2 Certificates (collectively, the "Adjustable Rate Subordinate Certificates" and, together with the Fixed Rate Subordinate Certificates, the "Subordinate Certificates") are backed primarily by the cashflows from the Group 2 Mortgage Loans. Under certain conditions referred to under "Adjustable Rate Certificates Priority of Distributions," cashflows from one loan group may be used to make certain payments to the Certificate) related to the other loan group.



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                       3


   [OBJECT OMITTED] Countrywide(R)                                                                       Computational Materials for
   -------------------------------
        SECURITIES CORPORATION                                       Countrywide Mortgage Pass-Through Certificates, Series 2005-J12
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------


Trust:                              Alternative Loan Trust, Series 2005-J12.

Depositor:                          CWALT, Inc.

Seller:                             Countrywide Home Loans, Inc

Master Servicer:                    Countrywide Home Loans Servicing LP.

Underwriter:                        Countrywide Securities Corporation.

Trustee/Custodian:                  The Bank of New York.

Rating Agencies:                    Moody's and Standard & Poor's are expected to provide ratings on both the Senior Certificates and Subordinate Certificates.

Offered Certificates:               The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the "Offered Certificates" and are expected to be offered as described in the final prospectus supplement.

Non-Offered Certificates:           The "Non-Offered Certificates" consist of the Class CF, Class CV, Class PF, Class PV and Class
                                    A-R Certificates.

                                    The Offered Certificates and Non-Offered Certificates are collectively referred to herein as the
                                    "Certificates."

Adjustable Rate Certificates:       The "Adjustable Rate Certificates" consist of the Class 1-A-1, Class 2-A and Adjustable Rate
                                    Subordinate Certificates.

Fixed Rate Certificates:            The "Fixed Rate Certificates" consist of the Class 1-A Certificates (other than the Class 1-A-1
                                    Certificates) and the Fixed Rate Subordinate Certificates.

Federal Tax Status:                 It is anticipated that the Offered Certificates will represent ownership of REMIC regular interests for tax purposes.

Registration:                       The Offered Certificates will be available in book-entry form through DTC, Clearstream,
                                    Luxembourg and the Euroclear System.

Sample Pool
Calculation Date:                   The later of October 1, 2005 and the origination date of such Mortgage Loan.

Expected Pricing Date:              September [26], 2005.

Expected Closing Date:              October [28], 2005.

Expected Settlement Date:           October [28], 2005.

Distribution Date:                  The 25th day of each month (or, if not a business day, the next succeeding business day), commencing in November 2005.

Accrued Interest:                   The price to be paid by investors for the Adjustable Rate Certificates will not include accrued interest (i.e., settling flat). The price to be paid by investors for the Fixed Rate
                                    Certificates will include accrued interest from October 1, 2005 up to, but not including, the
                                    Settlement Date.





------------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                                                  4




   [OBJECT OMITTED] Countrywide(R)                                                                       Computational Materials for
   -------------------------------
        SECURITIES CORPORATION                                       Countrywide Mortgage Pass-Through Certificates, Series 2005-J12
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------


Interest Accrual Period:            The "Interest Accrual Period" for each Distribution Date with respect to the Adjustable Rate
                                    Certificates will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such
                                    Distribution Date (calculated on an actual/360 day basis). The "Interest Accrual Period" for each Distribution Date with respect to the Fixed Rate Certificates will be the calendar month preceding the month in which such Distribution Date occurs (calculated on a 30/360 day basis).

ERISA Eligibility:                  The Offered Certificates are expected to be eligible for purchase by employee benefit plans and similar plans and arrangements that are subject to Title I of ERISA or Section 4975 of the
                                    Internal Revenue Code of 1986, as amended, subject to certain considerations.

SMMEA Eligibility:                  The Senior Certificates and Class M-1 Certificates are expected to constitute "mortgage related securities" for the purposes of SMMEA.

Optional Termination:               The terms of the transaction allow for a clean-up call by the Master Servicer (the "Clean-up
                                    Call") which may be exercised once the aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off
                                    Date.

Pricing Prepayment Speed:           The Offered Certificates will be priced based on the following collateral prepayment assumptions:

                                    --------------------------------------------------------------------------------------------
                                    Fixed Rate Mortgage Loans
                                    --------------------------------------------------------------------------------------------
                                    100% PPC, which assumes 10% CPR in month 1, an additional 1/11th of 15% CPR for each month thereafter, building to 25% CPR in month 12 and remaining constant thereafter.
                                    --------------------------------------------------------------------------------------------

                                    --------------------------------------------------------------------------------------------
                                    Adjustable Rate Mortgage Loans
                                    --------------------------------------------------------------------------------------------
                                    100% PPC is 30% CPR.
                                    --------------------------------------------------------------------------------------------

Mortgage Loans:                     The collateral tables included in these Computational Materials as Appendix A represent a sample pool of Mortgage Loans as of the Sample Pool Calculation Date (the "Sample Pool"). It is
                                    expected that (a) additional mortgage loans will be included in the Trust on the Closing Date and (b) certain Mortgage Loans may be prepaid or otherwise deleted from the pool of Mortgage
                                    Loans delivered to the Trust on the Closing Date (the "Closing Date Pool"). The characteristics of the Closing Date Pool may vary from the characteristics of the Sample Pool described herein, although any such difference is not expected to be material. See the attached collateral descriptions for additional information.

                                    As of the Sample Pool Calculation Date, the aggregate principal balance of the Mortgage Loans was approximately $609,902,293.

Group 1 Mortgage Loans:             As of the Sample Pool Calculation Date, the aggregate principal balance of the Group 1 Mortgage
                                    Loans (or "Fixed Rate Mortgage Loans") was approximately $137,747,043. The Group 1 Mortgage
                                    Loans are fixed rate mortgage loans.

Group 2 Mortgage Loans:             As of the Sample Pool Calculation Date, the aggregate principal balance of the Group 2 Mortgage
                                    Loans (or "Adjustable Rate Mortgage Loans") was approximately $471,155,250. The Group 2 Mortgage
                                    Loans are adjustable rate mortgage loans that either (i) adjust semi-annually or (ii) have a fixed rate period of one, two, three or five years after origination and thereafter adjust monthly, semi-annually or annually based on the six-month LIBOR, one-year LIBOR or one-year CMT index.





------------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                                                  5


   [OBJECT OMITTED] Countrywide(R)                                                                       Computational Materials for
   -------------------------------
        SECURITIES CORPORATION                                       Countrywide Mortgage Pass-Through Certificates, Series 2005-J12
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------


Pass-Through Rate:                  The Pass-Through Rate for each class of Adjustable Rate Certificates will be equal to the least of (a) one-month LIBOR plus the margin for such class, (b) the related Net Rate Cap, and (c) the related Maximum Rate.

                                    The Pass-Through Rate on each class of Fixed Rate Certificates will be equal to the lesser of
                                    (a) the fixed rate for such class and (b) the related Net Rate Cap.

Adjusted Net
Mortgage Rate:                      The "Adjusted Net Mortgage Rate" for each Mortgage Loan is equal to the gross mortgage rate of the Mortgage Loan less the sum of (a) the servicing fee rate, (b) the trustee fee rate, and (c)
                                    the premium for lender paid mortgage insurance (if any).

Maximum Rate:                       The "Maximum Rate" for the Class 2-A and Adjustable Rate Subordinate Certificates will be equal to [11.00]%.

                                    The "Maximum Rate" for the Class 1-A-1 Certificates will be equal to [11.00]%.


Net Rate Cap:                       The "Net Rate Cap" is generally, subject to certain exceptions described in the prospectus supplement, equal to:

                                    With respect to the Class 1-A Certificates and the Fixed Rate Subordinate Certificates, the
                                    weighted average Adjusted Net Mortgage Rate of the Group 1 Mortgage Loans, (in the case of the
                                    Class 1-A-1 Certificates adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).

                                    With respect to the Class 2-A Certificates and the Adjustable Rate Subordinate Certificates, the
                                    weighted average Adjusted Net Mortgage Rate of the Group 2 Mortgage Loans, adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis.

Net Rate Carryover:                 For any class of Offered Certificates on any Distribution Date, the "Net Rate Carryover" will equal the sum of (a) the excess of (i) the amount of interest that would have accrued thereon at the Pass-Through Rate (without giving effect to the related Net Rate Cap, and in the case of the
                                    Adjustable Rate Certificates, up to the Maximum Rate) over (ii) the amount of interest accrued based on the related Net Rate Cap, and (b) the aggregate of any unpaid Net Rate Carryover from previous Distribution Dates together with accrued interest thereon at the related Pass-Through
                                    Rate (without giving effect to the related Net Rate Cap, and in the case of the Adjustable Rate
                                    Certificates, up to the Maximum Rate). Net Rate Carryover will be paid to the extent available from Excess Cashflow for the related loan group as described under "Certificates Priority of
                                    Distributions" below and, as it relates to the Adjustable Rate Certificates only, from proceeds received on the related Corridor Contract.

Corridor Contracts:                 The Trust will include certain payments from two Corridor Contracts, one for the benefit of the
                                    Class 1-A-1 Certificates and the other one for the benefit of the Group 2 Certificates (the
                                    "Class 1-A-1 Corridor Contract" and the "Group 2 Corridor Contract", respectively, and, collectively, the "Corridor Contracts"). Payments to the Trust from each Corridor Contract will be calculated based on the lesser of the notional amount of the related Corridor Contract and the aggregate certificate principal balance of the related class(es) of Certificates. After the
                                    Closing Date, the notional amounts of the Corridor Contracts will each amortize down pursuant to the related amortization schedule (as set forth in an appendix hereto) that is generally estimated to decline in relation to the amortization of the related Certificates. With respect to each Distribution Date, payments received by the Trust from (a) the Class 1-A-1 Corridor
                                    Contract will be available to pay the holders of the Class 1-A-1 Certificates any related Net
                                    Rate Carryover and (b) the Group 2 Corridor Contract will be available to pay the holders of the
                                    Group 2 Certificates any related Net Rate Carryover, pro rata, first based on the certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover.


------------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                                                  6


   [OBJECT OMITTED] Countrywide(R)                                                                       Computational Materials for
   -------------------------------
        SECURITIES CORPORATION                                       Countrywide Mortgage Pass-Through Certificates, Series 2005-J12
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------


                                    Any amounts received on the Corridor Contracts on a Distribution Date that are not used to pay any Net Rate Carryover on the related Certificates on such Distribution Date will be distributed to the holder of the related class of Class C Certificate(s) and will not be available for payments of any Net Rate Carryover on any class of Certificates on future Distribution Dates.

Credit Enhancement:                 The Trust will include the following credit enhancement mechanisms, each of which is intended to provide credit support for some or all of the Offered Certificates, as the case may be:

                                         1) Subordination
                                         2) Overcollateralization
                                         3) Excess Cashflow


                        ------------- ----------------------- ---------------------------------- ------------------------------
                                           S&P/Moody's           Pre-Stepdown Subordination         Target Subordination at
                           Class                                              (1)                        Stepdown (1)
                        ------------- ----------------------- ---------------------------------- ------------------------------
                        1-A                 [AAA]/Aaa                       6.35%                           12.70%
                        ------------- ----------------------- ---------------------------------- ------------------------------
                        1-M-1                [AA]/Aa2                       4.15%                            8.30%
                        ------------- ----------------------- ---------------------------------- ------------------------------
                        1-M-2                 [A]/A2                        2.40%                            4.80%
                        ------------- ----------------------- ---------------------------------- ------------------------------
                        1-M-3                [A]/Baa2                       1.70%                            3.40%
                        ------------- ----------------------- ---------------------------------- ------------------------------
                        1-B-1              [BBB-]/Baa3                      0.70%                            1.40%
                        ------------- ----------------------- ---------------------------------- ------------------------------
                        2-A                 [AAA]/Aaa                      11.75%                           23.50%
                        ------------- ----------------------- ---------------------------------- ------------------------------
                        2-M-1                [AA]/Aa2                       6.80%                           13.60%
                        ------------- ----------------------- ---------------------------------- ------------------------------
                        2-M-2                 [A]/A2                        3.80%                            7.60%
                        ------------- ----------------------- ---------------------------------- ------------------------------
                        2-B-1               [BBB]/Baa2                      1.85%                            3.70%
                        ------------- ----------------------- ---------------------------------- ------------------------------
                        2-B-2              [BBB-]/Baa3                      0.85%                            1.70%
                        ------------- ----------------------- ---------------------------------- ------------------------------


Subordination:                      The Fixed Rate Subordinate Certificates will be subordinate to, and provide credit support for, the Class 1-A Certificates. Among the Fixed Rate Subordinate Certificates, they will rank in priority from highest to lowest in the following order: Class 1-M-1, Class 1-M-2, Class 1-M-3 and Class 1-B-1 Certificates, with each subsequent class providing credit support for the prior class or classes, if any. The Adjustable Rate Subordinate Certificates will be subordinate to, and provide credit support for, the Class 2-A Certificates. Among the Adjustable Rate
                                    Subordinate Certificates, they will rank in priority from highest to lowest in the following order: Class 2-M-1, Class 2-M-2, Class 2-B-1 and Class 2-B-2 Certificates, with each subsequent class providing credit support for the prior class or classes, if any.

Fixed Rate
Overcollateralization
Target:                             For any Distribution prior to the Fixed Rate Stepdown Date, the Fixed Rate Overcollateralization
                                    Target will be equal to 0.70% of the aggregate principal balance of the Fixed Rate Mortgage
                                    Loans as of the Cut-off Date (the "Fixed Rate Initial Overcollateralization Target"). The Fixed
                                    Rate Initial Overcollateralization Target will be met on the Closing Date.

                                    On or after the Fixed Rate Stepdown Date, the Fixed Rate Overcollateralization Target will be equal to 1.40% of the aggregate principal balance of the Fixed Rate Mortgage Loans for the related Distribution Date, subject to a floor (the "Fixed Rate Overcollateralization Floor")
                                    equal to 0.50%of the aggregate principal balance Fixed Rate Mortgage Loans as of the Cut-off
                                    Date; provided, however, that if a Fixed Rate Trigger Event is in effect on the related
                                    Distribution Date, the Fixed Rate Overcollateralization Target Amount will be equal to the Fixed
                                    Rate Overcollateralization Target Amount on the immediately preceding Distribution Date.







------------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                                                  7


   [OBJECT OMITTED] Countrywide(R)                                                                       Computational Materials for
   -------------------------------
        SECURITIES CORPORATION                                       Countrywide Mortgage Pass-Through Certificates, Series 2005-J12
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------


Adjustable Rate
Overcollateralization
Target:                             For any Distribution prior to the Adjustable Rate Stepdown Date, the Adjustable Rate
                                    Overcollateralization Target will be equal to 0.85% of the aggregate principal balance of the
                                    Adjustable Rate Mortgage Loans as of the Cut-off Date (the "Adjustable Rate Initial
                                    Overcollateralization Target"). The Adjustable Rate Initial Overcollateralization Target will be met on the Closing Date.

                                    On or after the Adjustable Rate Stepdown Date, the Adjustable Rate Overcollateralization Target
                                    will be equal to 1.70% of the aggregate principal balance of the Adjustable Rate Mortgage Loans for the related Distribution Date, subject to a floor (the "Adjustable Rate
                                    Overcollateralization Floor") equal to 0.50% of the aggregate principal balance Adjustable Rate
                                    Mortgage Loans as of the Cut-off Date; provided, however, that if an Adjustable Rate Trigger
                                    Event is in effect on the related Distribution Date, the Adjustable Rate Overcollateralization
                                    Target Amount will be equal to the Adjustable Rate Overcollateralization Target Amount on the
                                    immediately preceding Distribution Date.

Fixed Rate
Excess Cashflow:                    "Fixed Rate Excess Cashflow" for any Distribution Date will be equal to the available funds remaining after interest and principal distributions as described under Clauses 1) and 2) of
                                    "Fixed Rate Certificates Priority of Distributions."

Adjustable Rate
Excess Cashflow:                    "Adjustable Rate Excess Cashflow" for any Distribution Date will be equal to the available funds remaining after interest and principal distributions as described under Clauses 1) and 2) of
                                    "Adjustable Rate Certificates Priority of Distributions."

Fixed Rate Trigger Event:           A "Fixed Rate Trigger Event" will be in effect on a Distribution Date on or after the Fixed Rate
                                    Stepdown Date if either (or both) a Fixed Rate Delinquency Trigger Event or a Fixed Rate
                                    Cumulative Loss Trigger Event is in effect on such Distribution Date.

Adjustable Rate
Trigger Event:                      An "Adjustable Rate Trigger Event" will be in effect on a Distribution Date on or after the
                                    Adjustable Rate Stepdown Date if either (or both) an Adjustable Rate Delinquency Trigger Event or an Adjustable Rate Cumulative Loss Trigger Event is in effect on such Distribution Date.

Fixed Rate
Delinquency Trigger Event:          With respect to the Class 1-A Certificates and the Fixed Rate Subordinate Certificates, a "Fixed
                                    Rate Delinquency Trigger Event" will occur if the three month rolling average 60+ day delinquency percentage (including bankruptcy, foreclosure, and REO) for the outstanding Fixed
                                    Rate Mortgage Loans equals or exceeds [TBD]% times the Fixed Rate Senior Enhancement Percentage.
                                    As used above, the "Fixed Rate Senior Enhancement Percentage" with respect to any Distribution
                                    Date is the percentage equivalent of a fraction, the numerator of which is equal to: (a) the excess of (i) the aggregate principal balance of the Fixed Rate Mortgage Loans for the preceding
                                    Distribution Date, over (ii) (i) before the aggregate certificate principal balance of the Class
                                    1-A Certificates has been reduced to zero, the aggregate certificate principal balance of the
                                    Class 1-A Certificates, or (ii) after such time, the certificate principal balance of the most senior class of Fixed Rate Subordinate Certificates outstanding, as of the preceding master servicer advance date, and the denominator of which is equal to (b) the aggregate principal balance of the Fixed Rate Mortgage Loans for the preceding Distribution Date.

Adjustable Rate
Delinquency Trigger Event:          With respect to the Class 2-A Certificates and the Adjustable Rate Subordinate Certificates, a
                                    "Adjustable Rate Delinquency Trigger Event" will occur if the three month rolling average 60+
                                    day delinquency percentage (including bankruptcy, foreclosure, and REO) for the outstanding
                                    Adjustable Rate Mortgage Loans equals or exceeds [TBD]% times the Adjustable Rate Senior
                                    Enhancement Percentage. As used above, the "Adjustable Rate Senior Enhancement Percentage" with respect to


------------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                                                  8


   [OBJECT OMITTED] Countrywide(R)                                                                       Computational Materials for
   -------------------------------
        SECURITIES CORPORATION                                       Countrywide Mortgage Pass-Through Certificates, Series 2005-J12
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------


                                    any Distribution Date is the percentage equivalent of a fraction, the numerator of which is equal to: (a) the excess of (i) the aggregate principal balance of the Adjustable Rate Mortgage
                                    Loans for the preceding Distribution Date, over (ii) (i) before the aggregate certificate principal balance of the Class 2-A Certificates has been reduced to zero, the aggregate certificate principal balance of the Class 2-A Certificates, or (ii) after such time, the certificate principal balance of the most senior class of Adjustable Rate Subordinate
                                    Certificates outstanding, as of the preceding master servicer advance date, and the denominator of which is equal to (b) the aggregate principal balance of the Adjustable Rate Mortgage Loans for the preceding Distribution Date.


Fixed Rate Cumulative
Loss Trigger Event:                 With respect to the Class 1-A Certificates and the Fixed Rate Subordinate Certificates, a "Fixed
                                    Rate Cumulative Loss Trigger Event" will be in effect if the aggregate amount of Realized Losses on the Fixed Rate Mortgage Loans since the Cut-off Date exceeds the applicable percentage of the
                                    Cut-off Date Principal Balance of the Fixed Rate Mortgage Loans delivered on the Closing Date, as set forth below:

                                       Period (month)       Percentage
                                       --------------       ----------
                                       37 - 48              [TBD]% with respect to November 2008, plus an additional
                                                            1/12th of [TBD]% for each month thereafter until October
                                                            2009
                                       49 - 60              [TBD]% with respect to November 2009, plus an additional
                                                            1/12th of [TBD]% for each month thereafter until October
                                                            2010
                                       61 - 72              [TBD]% with respect to November 2010, plus an additional
                                                            1/12th of [TBD]% for each month thereafter until October
                                                            2011
                                       73 +                 [TBD]%

Adjustable Rate
Cumulative Loss
Trigger Event:                      With respect to the Class 2-A Certificates and the Adjustable Rate Subordinate Certificates, an
                                    "Adjustable Rate Cumulative Loss Trigger Event" will be in effect if the aggregate amount of
                                    Realized Losses on the Adjustable Rate Mortgage Loans since the Cut-off Date exceeds the applicable percentage of the Cut-off Date Principal Balance of the Adjustable Rate Mortgage
                                    Loans delivered on the Closing Date, as set forth below:

                                       Period (month)       Percentage
                                       --------------       ----------
                                       37 - 48              [TBD]% with respect to November 2008, plus an additional
                                                            1/12th of [TBD]% for each month thereafter until October
                                                            2009
                                       49 - 60              [TBD]% with respect to November 2009, plus an additional
                                                            1/12th of [TBD]% for each month thereafter until October
                                                            2010
                                       61 - 72              [TBD]% with respect to November 2010, plus an additional
                                                            1/12th of [TBD]% for each month thereafter until October
                                                            2011
                                       73 +                 [TBD]%

Fixed Rate Stepdown Date:           The earlier to occur of:
                                       (i)   the Distribution Date on which the aggregate certificate principal balance of the Class
                                                1-A Certificates is reduced to zero; and
                                       (ii)  the later to occur of:
                                                a)   the Distribution Date in November 2008.


------------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                                                  9


   [OBJECT OMITTED] Countrywide(R)                                                                       Computational Materials for
   -------------------------------
        SECURITIES CORPORATION                                       Countrywide Mortgage Pass-Through Certificates, Series 2005-J12
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------
                                                b)   the first Distribution Date on which the aggregate certificate principal balance of the Class 1-A Certificates is less than or equal to [87.30]% of the aggregate stated principal balance of the Fixed Rate Mortgage Loans for such
                                                     Distribution Date.

Adjustable Rate
Stepdown Date:                      The earlier to occur of:
                                       (i)   the Distribution Date on which the aggregate certificate principal balance of the Class
                                                2-A Certificates is reduced to zero; and
                                       (ii)  the later to occur of:
                                                a)   the Distribution Date in November 2008.
                                                b)   the first Distribution Date on which the aggregate certificate principal balance of the Class 2-A Certificates is less than or equal to [76.50]% of the aggregate stated principal balance of the Adjustable Rate Mortgage Loans for such Distribution Date.

Allocation of Losses:               Any realized losses on the Mortgage Loans not covered by Excess Interest or the O/C related to such Mortgage Loans will be allocated to each class of the Subordinate Certificates in the related certificate group in reverse order of their payment priority: (i) in the case of the
                                    Fixed Rate Mortgage Loans, first to the Class 1-B-1 Certificates, then to the Class 1-M-3
                                    Certificates, then to the Class 1-M-2 Certificates and last to the Class 1-M-1 Certificates and
                                    (ii) in the case of the Adjustable Rate Mortgage Loans, first to the Class 2-B-2 Certificates, then to the Class 2-B-1 Certificates, then to the Class 2-M-2 Certificates and last to the Class
                                    2-M-1 Certificates.

Fixed Rate Certificates
Priority of Distributions:          Available funds from the Fixed Rate Mortgage Loans will be distributed in the following order of priority:

                                    1)    Interest funds, sequentially, as follows: (a) from interest collections related to the
                                          Fixed Rate Mortgage Loans to each class of Class 1-A Certificates, current and unpaid interest, pro rata, then (b) from remaining interest collections related to the Fixed Rate
                                          Mortgage Loans, current interest, sequentially, to the Class 1-M-1, Class 1-M-2, Class
                                          1-M-3 and Class 1-B-1 Certificates;
                                    2)    Principal funds, sequentially, as follows: (a) to the Class 1-A Certificates (as described under "Fixed Rate Principal Paydown" and "Class 1-A Principal Distributions"), then (b)
                                          sequentially, to the Class 1-M-1, Class 1-M-2, Class 1-M-3 and Class 1-B-1 Certificates,
                                          each as described under "Fixed Rate Principal Paydown" below;
                                    3)    Any Fixed Rate Excess Cashflow, to the Class 1-A Certificates and the Fixed Rate
                                          Subordinate Certificates to restore Fixed Rate O/C as described under "Fixed Rate
                                          Overcollateralization Target" and "Fixed Rate Principal Paydown," respectively;
                                    4)    Any remaining Fixed Rate Excess Cashflow to pay any unpaid interest and then to pay any unpaid realized loss amounts, sequentially, to the Class 1-M-1, Class 1-M-2, Class 1-M-3 and Class 1-B-1 Certificates;
                                    5)    Any remaining Fixed Rate Excess Cashflow to pay Net Rate Carryover related to the Class
                                          1-A Certificates (after, in the case of the Class 1-A-1 Certificates, application of amounts received on the Class 1-A-1 Corridor Contract) and the Fixed Rate Subordinate
                                          Certificates (as described below);
                                    6)    To restore any Adjustable Rate O/C as described under "Adjustable Rate
                                          Overcollateralization Target" and "Adjustable Rate Principal Paydown," respectively (after application of the Adjustable Rate Excess Cashflow);
                                    7)    To pay any unpaid interest and then to pay any unpaid realized loss amounts, sequentially, to the Class 2-M-1, Class 2-M-2, Class 2-B-1 and Class 2-B-2 Certificates (after application of the Fixed Rate Excess Cashflow);
                                    8)    To the Non-Offered Certificate(s), any remaining amount as described in the Pooling and
                                          Servicing Agreement.


                                    Fixed Rate Excess Cashflow available to cover related Net Rate Carryover will generally be distributed to the Class 1-A Certificates and the Fixed Rate Subordinate Certificates on a pro
                                    rata basis, first based


------------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                                                 10


   [OBJECT OMITTED] Countrywide(R)                                                                       Computational Materials for
   -------------------------------
        SECURITIES CORPORATION                                       Countrywide Mortgage Pass-Through Certificates, Series 2005-J12
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------
                                    on the certificate principal balances thereof and second based on any remaining unpaid Net Rate
                                    Carryover.

                                    As described in the prospectus supplement, with respect to the Fixed Rate Mortgage Loans, under certain circumstances principal or interest from an unrelated Loan Group may be used to pay the
                                    Certificates related to another Loan Group.

Adjustable Rate Certificates
Priority of Distributions:          Available funds from the Adjustable Rate Mortgage Loans will be distributed in the following order of priority:

                                    1)    Interest funds, sequentially, as follows: (a) from interest collections related to the
                                          Adjustable Rate Mortgage Loans to each class of Class 2-A Certificates, current and unpaid interest, pro rata, then (b) from remaining interest collections related to the Adjustable
                                          Rate Mortgage Loans, current interest, sequentially, to the Class 2-M-1, Class 2-M-2,
                                          Class 2-B-1 and Class 2-B-2 Certificates;
                                    2)    Principal funds, sequentially, as follows: (a) to the Class 2-A Certificates (as described under "Adjustable Rate Principal Paydown" and "Class 2-A Principal Distributions"), then
                                          (b) sequentially, to the Class 2-M-1, Class 2-M-2, Class 2-B-1 and Class 2-B-2
                                          Certificates, each as described under "Adjustable Rate Principal Paydown" below;
                                    3)    Any Adjustable Rate Excess Cashflow, to the Class 2-A Certificates and the Adjustable Rate
                                          Subordinate Certificates to restore Adjustable Rate O/C as described under "Adjustable
                                          Rate Overcollateralization Target" and "Adjustable Rate Principal Paydown," respectively;
                                    4)    Any remaining Adjustable Rate Excess Cashflow to pay any unpaid interest and then to pay any unpaid realized loss amounts, sequentially, to the Class 2-M-1, Class 2-M-2, Class
                                          2-B-1 and Class 2-B-2 Certificates;
                                    5)    Any remaining Adjustable Rate Excess Cashflow to pay Net Rate Carryover related to the
                                          Class 2-A Certificates and Adjustable Rate Subordinate Certificates remaining unpaid after application of amounts received on the related Corridor Contract (as described below);
                                    6)    To restore any Fixed Rate O/C as described under "Fixed Rate Overcollateralization Target"
                                          and "Fixed Rate Principal Paydown," respectively (after application of the Fixed Rate
                                          Excess Cashflow);
                                    7)    To pay any unpaid interest and then to pay any unpaid realized loss amounts, sequentially, to the Class 1-M-1, Class 1-M-2, Class 1-M-3 and Class 1-B-1 Certificates (after application of the Adjustable Rate Excess Cashflow);
                                    8)    To the Non-Offered Certificate(s), any remaining amount as described in the Pooling and
                                          Servicing Agreement.


                                    Adjustable Rate Excess Cashflow available to cover related Net Rate Carryover will generally be distributed to the Class 2-A Certificates and the Adjustable Rate Subordinate Certificates on a
                                    pro rata basis, first based on the certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover.

                                    As described in the prospectus supplement, with respect to the Adjustable Rate Mortgage Loans, under certain circumstances principal or interest from an unrelated Loan Group may be used to pay the Certificates related to another Loan Group.

Fixed Rate
Principal Paydown:                  Prior to the Fixed Rate Stepdown Date or if a Fixed Rate Trigger Event is in effect on any
                                    Distribution Date, 100% of the available principal funds from the Fixed Rate Loan Group will be paid to the Class 1-A Certificates (as described under "Class 1-A Principal Distributions"), provided, however, that if the Class 1-A Certificates have been retired, such amounts will be applied sequentially, to the Class 1-M-1, Class 1-M-2, Class 1-M-3 and Class 1-B-1 Certificates.


------------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                                                 11


   [OBJECT OMITTED] Countrywide(R)                                                                       Computational Materials for
   -------------------------------
        SECURITIES CORPORATION                                       Countrywide Mortgage Pass-Through Certificates, Series 2005-J12
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------
                                    On any Distribution Date on or after the Fixed Rate Stepdown Date, and if a Fixed Rate Trigger
                                    Event is not in effect on such Distribution Date, each of the Class 1-A Certificates and the
                                    Fixed Rate Subordinate Certificates will be entitled to receive payments of principal related to the Fixed Rate Mortgage Loans in the following order of priority: (i) first, to the Class 1-A
                                    Certificates, such that the Class 1-A Certificates in the aggregate will have 12.70%
                                    subordination, (ii) second, from remaining principal collections related to the Fixed Rate
                                    Mortgage Loans, to the Class 1-M-1 Certificates such that the Class 1-M-1 Certificates will have
                                    8.30% subordination, (iii) third, from remaining principal collections related to the Fixed Rate
                                    Mortgage Loans, to the Class 1-M-2 Certificates such that the Class 1-M-2 Certificates will have
                                    4.80% subordination, (iv) fourth, from remaining principal collections related to the Fixed Rate
                                    Mortgage Loans, to the Class 1-M-3 Certificates such that the Class 1-M-3 Certificates will have
                                    3.40% subordination and (v) fifth, from remaining principal collections related to the Fixed
                                    Rate Mortgage Loans, to the Class 1-B-1 Certificates such that the Class 1-B-1 Certificates will have 1.40% subordination; each subject to the Fixed Rate O/C Floor.

Adjustable Rate
Principal Paydown:                  Prior to the Adjustable Rate Stepdown Date or if an Adjustable Rate Trigger Event is in effect on any Distribution Date, 100% of the available principal funds from the Adjustable Rate Loan
                                    Group will be paid to the Class 2-A Certificates (as described under "Class 2-A Principal
                                    Distributions"), provided, however, that if the Class 2-A Certificates have been retired, such amounts will be applied sequentially, to the Class 2-M-1, Class 2-M-2, Class 2-B-1 and Class
                                    2-B-2 Certificates.

                                    On any Distribution Date on or after the Adjustable Rate Stepdown Date, and if an Adjustable
                                    Rate Trigger Event is not in effect on such Distribution Date, each of the Class 2-A
                                    Certificates and the Adjustable Rate Subordinate Certificates will be entitled to receive payments of principal related to the Adjustable Rate Mortgage Loans in the following order of priority: (i) first, to the Class 2-A Certificates, such that the Class 2-A Certificates in the aggregate will have 23.50% subordination, (ii) second, from remaining principal collections related to the Adjustable Rate Mortgage Loans, to the Class 2-M-1 Certificates such that the
                                    Class 2-M-1 Certificates will have 13.60% subordination, (iii) third, from remaining principal collections related to the Adjustable Rate Mortgage Loans, to the Class 2-M-2 Certificates such that the Class 2-M-2 Certificates will have 7.60% subordination, (iv) fourth, from remaining principal collections related to the Adjustable Rate Mortgage Loans, to the Class 2-B-1
                                    Certificates such that the Class 2-B-1 Certificates will have 3.70% subordination and (v) fifth, from remaining principal collections related to the Adjustable Rate Mortgage Loans, to the Class
                                    2-B-2 Certificates such that the Class 2-B-2 Certificates will have 1.70% subordination; each subject to the Adjustable Rate O/C Floor.

Class 1-A Principal
Distributions:                      Principal will be distributed to the Class 1-A Certificates in the following order of priority:

                                    1.    To the Class 1-A-5 Certificates, the Lockout Percentage of the principal collections related to Loan Group 1, as described below:

                                                             Month                Lockout Percentage
                                                             -----                ------------------
                                                            1 - 36                        0%
                                                            37 - 60                       45%
                                                            61 - 72                       80%
                                                            73 - 84                      100%
                                                         85 and after                    300%

                                    2.    Sequentially, to the Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4 and Class 1-A-5
                                          Certificates, in that order, in each case until their respective certificate principal balances are reduced to zero.

                                    Notwithstanding the foregoing order of priority, on any Distribution Date on which the aggregate certificate principal balance of the Class 1-A Certificates is greater than the aggregate stated
                                    principal


------------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                                                 12


   [OBJECT OMITTED] Countrywide(R)                                                                       Computational Materials for
   -------------------------------
        SECURITIES CORPORATION                                       Countrywide Mortgage Pass-Through Certificates, Series 2005-J12
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------
                                    balance of the Fixed Rate Mortgage Loans, any principal amounts to be distributed to the Class
                                    1-A Certificates will be distributed to the Class 1-A Certificates pro rata, based on the certificate principal balances thereof, and not as described above.

Class 2-A Principal
Distributions:                      Principal distributed to the Class 2-A Certificates will be distributed pro rata (based on (x)
                                    the certificate principal balance of the Class 2-A-1 Certificates and (y) the aggregate certificate principal balance of the Class 2-A-2, Class 2-A-3 and Class 2-A-4 Certificates) to:

                                    (a)   the Class 2-A-1 Certificates, until the certificate principal balance thereof is reduced to zero, and
                                    (b)   sequentially, to the Class 2-A-2, Class 2-A-3 and Class 2-A-4 Certificates, in that order, in each case until the certificate principal balance thereof is reduced to zero.

                                    Notwithstanding the foregoing order of priority, on any Distribution Date on which the aggregate certificate principal balance of the Class 2-A Certificates is greater than the aggregate stated
                                    principal balance of the Adjustable Rate Mortgage Loans, any principal amounts to be distributed to the Class 2-A Certificates will be distributed to the Class 2-A Certificates pro rata, based on the certificate principal balances thereof, and not as described above.






------------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                                                 13


   [OBJECT OMITTED] Countrywide(R)                                                                       Computational Materials for
   -------------------------------
        SECURITIES CORPORATION                                       Countrywide Mortgage Pass-Through Certificates, Series 2005-J12
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------



                                            Discount Margin (bps) / Yield Tables (%) (1)

               Class 1-A-1 (To Call)
               ------------------------------------------------------------------------------------------------------
                    Margin (bps)                  16
               ------------------------------------------------------------------------------------------------------
               Percent of Pricing                 0%            80%           100%          120%           150%
               Prepayment Speed

               ======================================================================================================
                 DM @ 100-00                      16             16            16            16             16
               ======================================================================================================
                WAL (yr)                         12.70          1.22          1.00          0.85           0.69
                MDUR (yr)                        9.48           1.18          0.97          0.83           0.68
                First Prin Pay                   Nov05         Nov05          Nov05         Nov05         Nov05
                Last Prin Pay                    May26         Apr08          Oct07         Jun07         Feb07
               ------------------------------------------------------------------------------------------------------


               Class 1-A-1 (To Maturity)
               ------------------------------------------------------------------------------------------------------
                    Margin (bps)                  16
               ------------------------------------------------------------------------------------------------------
               Percent of Pricing                 0%            80%           100%          120%           150%
               Prepayment Speed

               ======================================================================================================
                 DM @ 100-00                      16             16            16            16             16
               ======================================================================================================
                WAL (yr)                         12.70          1.22          1.00          0.85           0.69
                MDUR (yr)                        9.48           1.18          0.97          0.83           0.68
                First Prin Pay                   Nov05         Nov05          Nov05         Nov05         Nov05
                Last Prin Pay                    May26         Apr08          Oct07         Jun07         Feb07
               ------------------------------------------------------------------------------------------------------


               Class 1-A-2 (To Call)
               ------------------------------------------------------------------------------------------------------
                    Coupon (%)                   5.049
               ------------------------------------------------------------------------------------------------------
               Percent of Pricing                 0%            80%           100%          120%           150%
               Prepayment Speed

               ======================================================================================================
                 Yield @ 100-00                  5.204         5.129          5.103         5.075         5.034
               ======================================================================================================
                WAL (yr)                         23.83          3.85          3.00          2.42           1.89
                MDUR (yr)                        13.38          3.39          2.70          2.22           1.76
                First Prin Pay                   May26         Apr08          Oct07         Jun07         Feb07
                Last Prin Pay                    Jul32         Sep11          Apr10         May09         May08
               ------------------------------------------------------------------------------------------------------


               Class 1-A-2 (To Maturity)
               ------------------------------------------------------------------------------------------------------
                    Coupon (%)                   5.049
               ------------------------------------------------------------------------------------------------------
               Percent of Pricing                 0%            80%           100%          120%           150%
               Prepayment Speed

               ======================================================================================================
                 Yield @ 100-00                  5.204         5.129          5.103         5.075         5.034
               ======================================================================================================
                WAL (yr)                         23.83          3.85          3.00          2.42           1.89
                MDUR (yr)                        13.38          3.39          2.70          2.22           1.76
                First Prin Pay                   May26         Apr08          Oct07         Jun07         Feb07
                Last Prin Pay                    Jul32         Sep11          Apr10         May09         May08
               ------------------------------------------------------------------------------------------------------


(1) See definition of Pricing Prepayment Speed above.


------------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                                                 14


   [OBJECT OMITTED] Countrywide(R)                                                                       Computational Materials for
   -------------------------------
        SECURITIES CORPORATION                                       Countrywide Mortgage Pass-Through Certificates, Series 2005-J12
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------


                                            Discount Margin (bps) / Yield Tables (%) (1)
               Class 1-A-3 (To Call)
               ------------------------------------------------------------------------------------------------------
                    Coupon (%)                   5.369
               ------------------------------------------------------------------------------------------------------
               Percent of Pricing                 0%            80%           100%          120%           150%
               Prepayment Speed

               ======================================================================================================
                 Yield @ 100-00                  5.530         5.491          5.471         5.451         5.410
               ======================================================================================================
                WAL (yr)                         27.28          6.88          5.00          3.96           2.76
                MDUR (yr)                        13.82          5.58          4.26          3.48           2.49
                First Prin Pay                   Jul32         Sep11          Apr10         May09         May08
                Last Prin Pay                    Aug33         Apr14          Jun11         Mar10         Oct08
               ------------------------------------------------------------------------------------------------------


               Class 1-A-3 (To Maturity)
               ------------------------------------------------------------------------------------------------------
                    Coupon (%)                   5.369
               ------------------------------------------------------------------------------------------------------
               Percent of Pricing                 0%            80%           100%          120%           150%
               Prepayment Speed

               ======================================================================================================
                 Yield @ 100-00                  5.530         5.491          5.471         5.451         5.410
               ======================================================================================================
                WAL (yr)                         27.28          6.88          5.00          3.96           2.76
                MDUR (yr)                        13.82          5.58          4.26          3.48           2.49
                First Prin Pay                   Jul32         Sep11          Apr10         May09         May08
                Last Prin Pay                    Aug33         Apr14          Jun11         Mar10         Oct08
               ------------------------------------------------------------------------------------------------------


               Class 1-A-4 (To Call)
               ------------------------------------------------------------------------------------------------------
                    Coupon (%)                   5.605
               ------------------------------------------------------------------------------------------------------
               Percent of Pricing                 0%            80%           100%          120%           150%
               Prepayment Speed

               ======================================================================================================
                 Yield @ 100-00                  5.772         5.869          5.860         5.832         5.742
               ======================================================================================================
                WAL (yr)                         28.81         12.44          9.40          7.00           4.34
                MDUR (yr)                        13.78          8.56          6.95          5.50           3.71
                First Prin Pay                   Aug33         Apr14          Jun11         Mar10         Oct08
                Last Prin Pay                    Jul35         Jul26          Oct22         Jan20         Nov16
               ------------------------------------------------------------------------------------------------------


               Class 1-A-4 (To Maturity)
               ------------------------------------------------------------------------------------------------------
                    Coupon (%)                   5.605
               ------------------------------------------------------------------------------------------------------
               Percent of Pricing                 0%            80%           100%          120%           150%
               Prepayment Speed

               ======================================================================================================
                 Yield @ 100-00                  5.769         5.739          5.725         5.709         5.683
               ======================================================================================================
                WAL (yr)                         28.44          8.57          6.56          5.18           3.84
                MDUR (yr)                        13.71          6.61          5.33          4.36           3.36
                First Prin Pay                   Aug33         Apr14          Jun11         Mar10         Oct08
                Last Prin Pay                    May34         May14          Jul12         Mar11         Dec09
               ------------------------------------------------------------------------------------------------------


(1) See definition of Pricing Prepayment Speed above.


------------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                                                 15


   [OBJECT OMITTED] Countrywide(R)                                                                       Computational Materials for
   -------------------------------
        SECURITIES CORPORATION                                       Countrywide Mortgage Pass-Through Certificates, Series 2005-J12
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------


                                            Discount Margin (bps) / Yield Tables (%) (1)
               Class 1-A-5 (To Call)
               ------------------------------------------------------------------------------------------------------
                    Coupon (%)                   5.161
               ------------------------------------------------------------------------------------------------------
               Percent of Pricing                 0%            80%           100%          120%           150%
               Prepayment Speed

               ======================================================================================================
                 Yield @ 100-00                  5.286         5.259          5.252         5.242         5.226
               ======================================================================================================
                WAL (yr)                         14.31          6.64          5.88          5.04           4.09
                MDUR (yr)                        9.53           5.43          4.91          4.32           3.59
                First Prin Pay                   Nov08         Nov08          Nov08         Jan09         Feb09
                Last Prin Pay                    May34         May14          Jul12         Mar11         Dec09
               ------------------------------------------------------------------------------------------------------


               Class 1-A-5 (To Maturity)
               ------------------------------------------------------------------------------------------------------
                    Coupon (%)                   5.161
               ------------------------------------------------------------------------------------------------------
               Percent of Pricing                 0%            80%           100%          120%           150%
               Prepayment Speed

               ======================================================================================================
                 Yield @ 100-00                  5.286         5.272          5.296         5.338         5.396
               ======================================================================================================
                WAL (yr)                         14.31          6.86          6.50          6.27           6.04
                MDUR (yr)                        9.53           5.56          5.32          5.16           5.00
                First Prin Pay                   Nov08         Nov08          Nov08         Jan09         Feb09
                Last Prin Pay                    May35         May26          Aug22         Nov19         Sep16
               ------------------------------------------------------------------------------------------------------


               Class I-M-1 (To Call)
               ------------------------------------------------------------------------------------------------------
                    Coupon (%)                   5.418
               ------------------------------------------------------------------------------------------------------
               Percent of Pricing                 0%            80%           100%          120%           150%
               Prepayment Speed

               ======================================================================================================
                 Yield @ 100-00                  5.629         5.584          5.568         5.555         5.541
               ======================================================================================================
                WAL (yr)                         25.32          6.20          4.95          4.19           3.61
                MDUR (yr)                        13.19          5.04          4.18          3.62           3.18
                First Prin Pay                   Apr26         Dec08          Nov08         Dec08         Jan09
                Last Prin Pay                    May34         May14          Jul12         Mar11         Dec09
               ------------------------------------------------------------------------------------------------------


               Class I-M-1 (To Maturity)
               ------------------------------------------------------------------------------------------------------
                    Coupon (%)                   5.418
               ------------------------------------------------------------------------------------------------------
               Percent of Pricing                 0%            80%           100%          120%           150%
               Prepayment Speed

               ======================================================================================================
                 Yield @ 100-00                  5.630         5.625          5.617         5.609         5.596
               ======================================================================================================
                WAL (yr)                         25.37          6.90          5.54          4.71           4.02
                MDUR (yr)                        13.20          5.43          4.55          3.98           3.49
                First Prin Pay                   Apr26         Dec08          Nov08         Dec08         Jan09
                Last Prin Pay                    Dec34         Apr19          Aug16         Sep14         Sep12
               ------------------------------------------------------------------------------------------------------


(1) See definition of Pricing Prepayment Speed above.


------------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                                                 16


   [OBJECT OMITTED] Countrywide(R)                                                                       Computational Materials for
   -------------------------------
        SECURITIES CORPORATION                                       Countrywide Mortgage Pass-Through Certificates, Series 2005-J12
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------


                                            Discount Margin (bps) / Yield Tables (%) (1)

               Class I-M-2 (To Call)
               ------------------------------------------------------------------------------------------------------
                    Coupon (%)                   5.717
               ------------------------------------------------------------------------------------------------------
               Percent of Pricing                 0%            80%           100%          120%           150%
               Prepayment Speed

               ======================================================================================================
                 Yield @ 100-00                  5.933         5.885          5.869         5.854         5.838
               ======================================================================================================
                WAL (yr)                         25.30          6.20          4.95          4.17           3.55
                MDUR (yr)                        12.80          4.98          4.14          3.58           3.12
                First Prin Pay                   Apr26         Dec08          Nov08         Nov08         Dec08
                Last Prin Pay                    May34         May14          Jul12         Mar11         Dec09
               ------------------------------------------------------------------------------------------------------


               Class I-M-2 (To Maturity)
               ------------------------------------------------------------------------------------------------------
                    Coupon (%)                   5.717
               ------------------------------------------------------------------------------------------------------
               Percent of Pricing                 0%            80%           100%          120%           150%
               Prepayment Speed

               ======================================================================================================
                 Yield @ 100-00                  5.933         5.914          5.903         5.894         5.879
               ======================================================================================================
                WAL (yr)                         25.31          6.66          5.35          4.54           3.85
                MDUR (yr)                        12.80          5.25          4.39          3.83           3.33
                First Prin Pay                   Apr26         Dec08          Nov08         Nov08         Dec08
                Last Prin Pay                    Aug34         Aug17          Apr15         Jul13         Oct11
               ------------------------------------------------------------------------------------------------------


               Class I-M-3 (To Call)
               ------------------------------------------------------------------------------------------------------
                    Coupon (%)                   6.065
               ------------------------------------------------------------------------------------------------------
               Percent of Pricing                 0%            80%           100%          120%           150%
               Prepayment Speed

               ======================================================================================================
                 Yield @ 99-07                   6.360         6.403          6.417         6.431         6.446
               ======================================================================================================
                WAL (yr)                         25.15          6.19          4.95          4.16           3.52
                MDUR (yr)                        12.28          4.90          4.09          3.53           3.07
                First Prin Pay                   Apr26         Dec08          Nov08         Nov08         Nov08
                Last Prin Pay                    Nov33         May14          Jul12         Mar11         Dec09
               ------------------------------------------------------------------------------------------------------


               Class I-M-3 (To Maturity)
               ------------------------------------------------------------------------------------------------------
                    Coupon (%)                   6.065
               ------------------------------------------------------------------------------------------------------
               Percent of Pricing                 0%            80%           100%          120%           150%
               Prepayment Speed

               ======================================================================================================
                 Yield @ 99-07                   6.360         6.409          6.424         6.440         6.456
               ======================================================================================================
                WAL (yr)                         25.15          6.30          5.06          4.29           3.63
                MDUR (yr)                        12.28          4.97          4.15          3.62           3.15
                First Prin Pay                   Apr26         Dec08          Nov08         Nov08         Nov08
                Last Prin Pay                    Nov33         Jun15          Jun13         Feb12         Sep10
               ------------------------------------------------------------------------------------------------------


(1) See definition of Pricing Prepayment Speed above.


------------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                                                 17


   [OBJECT OMITTED] Countrywide(R)                                                                       Computational Materials for
   -------------------------------
        SECURITIES CORPORATION                                       Countrywide Mortgage Pass-Through Certificates, Series 2005-J12
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------


                                            Discount Margin (bps) / Yield Tables (%) (1)

               Class 1-B-1 (To Call)
               ------------------------------------------------------------------------------------------------------
                    Coupon (%)                   6.385
               ------------------------------------------------------------------------------------------------------
               Percent of Pricing                 0%            80%           100%          120%           150%
               Prepayment Speed

               ======================================================================================================
                 Yield @ 99-31                   6.551         6.926          7.046         7.152         7.261
               ======================================================================================================
                WAL (yr)                         24.49          5.49          4.41          3.76           3.26
                MDUR (yr)                        12.01          4.44          3.69          3.22           2.84
                First Prin Pay                   Apr26         Dec08          Nov08         Nov08         Nov08
                Last Prin Pay                    Feb33         Jan14          May12         Mar11         Dec09
               ------------------------------------------------------------------------------------------------------


               Class 1-B-1 (To Maturity)
               ------------------------------------------------------------------------------------------------------
                    Coupon (%)                   6.385
               ------------------------------------------------------------------------------------------------------
               Percent of Pricing                 0%            80%           100%          120%           150%
               Prepayment Speed

               ======================================================================================================
                 Yield @ 99-31                   6.551         6.926          7.046         7.152         7.261
               ======================================================================================================
                WAL (yr)                         24.49          5.49          4.41          3.76           3.26
                MDUR (yr)                        12.01          4.44          3.69          3.22           2.84
                First Prin Pay                   Apr26         Dec08          Nov08         Nov08         Nov08
                Last Prin Pay                    Feb33         Jan14          May12         Mar11         Dec09
               ------------------------------------------------------------------------------------------------------


                                                      Discount Margin (bps) (1)


               Class 2-A-1 (To Call)
               ------------------------------------------------------------------------------------------------------
                    Margin (bps)                  25
               ------------------------------------------------------------------------------------------------------
               Percent of Pricing                 0%            80%           100%          120%           150%
               Prepayment Speed

               ======================================================================================================
                 DM @ 100-00                      25             25            25            25             25
               ======================================================================================================
                WAL (yr)                         20.31          2.99          2.30          1.80           1.27
                MDUR (yr)                        13.23          2.69          2.11          1.68           1.21
                First Prin Pay                   Nov05         Nov05          Nov05         Nov05         Nov05
                Last Prin Pay                    May34         May14          Jul12         Mar11         Dec09
               ------------------------------------------------------------------------------------------------------


               Class 2-A-1 (To Maturity)
               ------------------------------------------------------------------------------------------------------
                    Margin (bps)                  25
               ------------------------------------------------------------------------------------------------------
               Percent of Pricing                 0%            80%           100%          120%           150%
               Prepayment Speed

               ======================================================================================================
                 DM @ 100-00                      25             26            26            27             27
               ======================================================================================================
                WAL (yr)                         20.36          3.23          2.48          1.95           1.37
                MDUR (yr)                        13.25          2.84          2.24          1.80           1.29
                First Prin Pay                   Nov05         Nov05          Nov05         Nov05         Nov05
                Last Prin Pay                    Jul35         Nov23          Feb20         Jun17         Jul14
               ------------------------------------------------------------------------------------------------------


(1) See definition of Pricing Prepayment Speed above.


------------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                                                 18


   [OBJECT OMITTED] Countrywide(R)                                                                       Computational Materials for
   -------------------------------
        SECURITIES CORPORATION                                       Countrywide Mortgage Pass-Through Certificates, Series 2005-J12
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------


                                                      Discount Margin (bps) (1)

               Class 2-A-2 (To Call)
               ------------------------------------------------------------------------------------------------------
                    Margin (bps)                  12
               ------------------------------------------------------------------------------------------------------
               Percent of Pricing                 0%            80%           100%          120%           150%
               Prepayment Speed

               ======================================================================================================
                 DM @ 100-00                      12             12            12            12             12
               ======================================================================================================
                WAL (yr)                         16.34          1.29          1.00          0.81           0.61
                MDUR (yr)                        11.60          1.24          0.97          0.79           0.60
                First Prin Pay                   Nov05         Nov05          Nov05         Nov05         Nov05
                Last Prin Pay                    Oct29         Sep08          Jan08         Aug07         Mar07
               ------------------------------------------------------------------------------------------------------


               Class 2-A-2 (To Maturity)
               ------------------------------------------------------------------------------------------------------
                    Margin (bps)                  12
               ------------------------------------------------------------------------------------------------------
               Percent of Pricing                 0%            80%           100%          120%           150%
               Prepayment Speed

               ======================================================================================================
                 DM @ 100-00                      12             12            12            12             12
               ======================================================================================================
                WAL (yr)                         16.34          1.29          1.00          0.81           0.61
                MDUR (yr)                        11.60          1.24          0.97          0.79           0.60
                First Prin Pay                   Nov05         Nov05          Nov05         Nov05         Nov05
                Last Prin Pay                    Oct29         Sep08          Jan08         Aug07         Mar07
               ------------------------------------------------------------------------------------------------------


               Class 2-A-3 (To Call)
               ------------------------------------------------------------------------------------------------------
                    Margin (bps)                  26
               ------------------------------------------------------------------------------------------------------
               Percent of Pricing                 0%            80%           100%          120%           150%
               Prepayment Speed

               ======================================================================================================
                 DM @ 100-00                      26             26            26            26             26
               ======================================================================================================
                WAL (yr)                         25.57          4.08          3.00          2.27           1.71
                MDUR (yr)                        15.71          3.73          2.81          2.16           1.64
                First Prin Pay                   Oct29         Sep08          Jan08         Aug07         Mar07
                Last Prin Pay                    Nov32         Mar11          Dec09         Aug08         Nov07
               ------------------------------------------------------------------------------------------------------


               Class 2-A-3 (To Maturity)
               ------------------------------------------------------------------------------------------------------
                    Margin (bps)                  26
               ------------------------------------------------------------------------------------------------------
               Percent of Pricing                 0%            80%           100%          120%           150%
               Prepayment Speed

               ======================================================================================================
                 DM @ 100-00                      26             26            26            26             26
               ======================================================================================================
                WAL (yr)                         25.57          4.08          3.00          2.27           1.71
                MDUR (yr)                        15.71          3.73          2.81          2.16           1.64
                First Prin Pay                   Oct29         Sep08          Jan08         Aug07         Mar07
                Last Prin Pay                    Nov32         Mar11          Dec09         Aug08         Nov07
               ------------------------------------------------------------------------------------------------------


(1) See definition of Pricing Prepayment Speed above.


------------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                                                 19


   [OBJECT OMITTED] Countrywide(R)                                                                       Computational Materials for
   -------------------------------
        SECURITIES CORPORATION                                       Countrywide Mortgage Pass-Through Certificates, Series 2005-J12
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------


                                                      Discount Margin (bps) (1)

               Class 2-A-4 (To Call)
               ------------------------------------------------------------------------------------------------------
                    Margin (bps)                  35
               ------------------------------------------------------------------------------------------------------
               Percent of Pricing                 0%            80%           100%          120%           150%
               Prepayment Speed

               ======================================================================================================
                 DM @ 100-00                      35             35            35            35             35
               ======================================================================================================
                WAL (yr)                         28.18          7.48          5.85          4.58           2.97
                MDUR (yr)                        16.38          6.36          5.14          4.13           2.77
                First Prin Pay                   Nov32         Mar11          Dec09         Aug08         Nov07
                Last Prin Pay                    May34         May14          Jul12         Mar11         Dec09
               ------------------------------------------------------------------------------------------------------


               Class 2-A-4 (To Maturity)
               ------------------------------------------------------------------------------------------------------
                    Margin (bps)                  35
               ------------------------------------------------------------------------------------------------------
               Percent of Pricing                 0%            80%           100%          120%           150%
               Prepayment Speed

               ======================================================================================================
                 DM @ 100-00                      35             39            39            39             40
               ======================================================================================================
                WAL (yr)                         28.47          8.69          6.79          5.35           3.49
                MDUR (yr)                        16.47          7.13          5.79          4.70           3.18
                First Prin Pay                   Nov32         Mar11          Dec09         Aug08         Nov07
                Last Prin Pay                    Jul35         Nov23          Feb20         Jun17         Jul14
               ------------------------------------------------------------------------------------------------------


               Class 2-M-1 (To Call)
               ------------------------------------------------------------------------------------------------------
                    Margin (bps)                  60
               ------------------------------------------------------------------------------------------------------
               Percent of Pricing                 0%            80%           100%          120%           150%
               Prepayment Speed

               ======================================================================================================
                 DM @ 100-00                      60             60            60            60             60
               ======================================================================================================
                WAL (yr)                         26.44          5.49          4.53          4.08           4.03
                MDUR (yr)                        15.37          4.76          4.04          3.69           3.67
                First Prin Pay                   Jul28         Dec08          Jan09         Mar09         Jun09
                Last Prin Pay                    May34         May14          Jul12         Mar11         Dec09
               ------------------------------------------------------------------------------------------------------


               Class 2-M-1 (To Maturity)
               ------------------------------------------------------------------------------------------------------
                    Margin (bps)                  60
               ------------------------------------------------------------------------------------------------------
               Percent of Pricing                 0%            80%           100%          120%           150%
               Prepayment Speed

               ======================================================================================================
                 DM @ 100-00                      60             62            62            62             62
               ======================================================================================================
                WAL (yr)                         26.56          5.91          4.85          4.34           4.30
                MDUR (yr)                        15.40          5.03          4.27          3.89           3.88
                First Prin Pay                   Jul28         Dec08          Jan09         Mar09         Jun09
                Last Prin Pay                    May35         Mar19          May16         Apr14         Mar12
               ------------------------------------------------------------------------------------------------------


(1) See definition of Pricing Prepayment Speed above.


------------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                                                 20


   [OBJECT OMITTED] Countrywide(R)                                                                       Computational Materials for
   -------------------------------
        SECURITIES CORPORATION                                       Countrywide Mortgage Pass-Through Certificates, Series 2005-J12
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------


                                                      Discount Margin (bps) (1)

               Class 2-M-2 (To Call)
               ------------------------------------------------------------------------------------------------------
                    Margin (bps)                  80
               ------------------------------------------------------------------------------------------------------
               Percent of Pricing                 0%            80%           100%          120%           150%
               Prepayment Speed

               ======================================================================================================
                 DM @ 100-00                      80             80            80            80             80
               ======================================================================================================
                WAL (yr)                         26.44          5.47          4.47          3.92           3.63
                MDUR (yr)                        15.03          4.72          3.97          3.55           3.32
                First Prin Pay                   Jul28         Nov08          Dec08         Jan09         Feb09
                Last Prin Pay                    May34         May14          Jul12         Mar11         Dec09
               ------------------------------------------------------------------------------------------------------


               Class 2-M-2 (To Maturity)
               ------------------------------------------------------------------------------------------------------
                    Margin (bps)                  80
               ------------------------------------------------------------------------------------------------------
               Percent of Pricing                 0%            80%           100%          120%           150%
               Prepayment Speed

               ======================================================================================================
                 DM @ 100-00                      80             81            81            81             81
               ======================================================================================================
                WAL (yr)                         26.54          5.76          4.68          4.10           3.75
                MDUR (yr)                        15.06          4.90          4.12          3.68           3.41
                First Prin Pay                   Jul28         Nov08          Dec08         Jan09         Feb09
                Last Prin Pay                    Mar35         May17          Nov14         Feb13         Apr11
               ------------------------------------------------------------------------------------------------------


               Class 2-B-1 (To Call)
               ------------------------------------------------------------------------------------------------------
                    Margin (bps)                  150
               ------------------------------------------------------------------------------------------------------
               Percent of Pricing                 0%            80%           100%          120%           150%
               Prepayment Speed

               ======================================================================================================
                 DM @ 100-00                      150           150            150           150           150
               ======================================================================================================
                WAL (yr)                         26.43          5.41          4.38          3.81           3.41
                MDUR (yr)                        13.92          4.57          3.83          3.39           3.08
                First Prin Pay                   Jul28         Nov08          Nov08         Nov08         Dec08
                Last Prin Pay                    May34         May14          Jul12         Mar11         Dec09
               ------------------------------------------------------------------------------------------------------


               Class 2-B-1 (To Maturity)
               ------------------------------------------------------------------------------------------------------
                    Margin (bps)                  150
               ------------------------------------------------------------------------------------------------------
               Percent of Pricing                 0%            80%           100%          120%           150%
               Prepayment Speed

               ======================================================================================================
                 DM @ 100-00                      150           150            150           150           150
               ======================================================================================================
                WAL (yr)                         26.47          5.45          4.42          3.84           3.42
                MDUR (yr)                        13.93          4.60          3.85          3.41           3.09
                First Prin Pay                   Jul28         Nov08          Nov08         Nov08         Dec08
                Last Prin Pay                    Nov34         Jun15          Apr13         Nov11         May10
               ------------------------------------------------------------------------------------------------------


(1) See definition of Pricing Prepayment Speed above.


------------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                                                 21


   [OBJECT OMITTED] Countrywide(R)                                                                       Computational Materials for
   -------------------------------
        SECURITIES CORPORATION                                       Countrywide Mortgage Pass-Through Certificates, Series 2005-J12
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------


                                                      Discount Margin (bps) (1)

               Class 2-B-2 (To Call)
               ------------------------------------------------------------------------------------------------------
                    Margin (bps)                  200
               ------------------------------------------------------------------------------------------------------
               Percent of Pricing                 0%            80%           100%          120%           150%
               Prepayment Speed

               ======================================================================================================
                 DM @ 100-00                      200           200            200           200           200
               ======================================================================================================
                WAL (yr)                         26.07          4.74          3.84          3.35           3.13
                MDUR (yr)                        13.13          4.05          3.38          3.00           2.82
                First Prin Pay                   Jul28         Nov08          Nov08         Nov08         Nov08
                Last Prin Pay                    Dec33         Dec12          May11         Apr10         Feb09
               ------------------------------------------------------------------------------------------------------


               Class 2-B-2 (To Maturity)
               ------------------------------------------------------------------------------------------------------
                    Margin (bps)                  200
               ------------------------------------------------------------------------------------------------------
               Percent of Pricing                 0%            80%           100%          120%           150%
               Prepayment Speed

               ======================================================================================================
                 DM @ 100-00                      200           200            200           200           200
               ======================================================================================================
                WAL (yr)                         26.07          4.74          3.84          3.35           3.13
                MDUR (yr)                        13.13          4.05          3.38          3.00           2.82
                First Prin Pay                   Jul28         Nov08          Nov08         Nov08         Nov08
                Last Prin Pay                    Dec33         Dec12          May11         Apr10         Feb09
               ------------------------------------------------------------------------------------------------------


(1) See definition of Pricing Prepayment Speed above.


------------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                                                 22


   [OBJECT OMITTED] Countrywide(R)                                                                       Computational Materials for
   -------------------------------
        SECURITIES CORPORATION                                       Countrywide Mortgage Pass-Through Certificates, Series 2005-J12
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
                                              CONTACTS
-------------------------------------------------------------------------------------------------------
Countrywide Securities Corporation

Mortgage Trading
----------------

Gary Johnson                                            Tel: (818) 225-3188
                                                        gary_johnson@countrywide.com
Peter Harrison                                          Tel: (818) 225-4544
                                                        peter_harrison@countrywide.com
Mike Julius                                             Tel: (818) 225-3333
                                                        michael_julius@countrywide.com
Lester Kozma                                            Tel: (818) 225-0542
                                                        lester_kozma@countrywide.com
Jeff Traister                                           Tel: (818) 225-4712
                                                        jeffrey_traister@countrywide.com
Kevin Leibowitz                                         Tel: (818) 225-4721
                                                        kevin_leibowitz@countrywide.com
Arielle Jacobs                                          Tel: (818) 225-3810
                                                        arielle_jacobs@countrywide.com
Luke Scolastico                                         Tel: (818) 225-4616
                                                        luke_scolastico@countrywide.com

Banking Group
-------------

Ted Bouloukos                                           Tel:  (818) 225-4645
                                                        ted_bouloukos@countrywide.com
Josh Smith                                              Tel:  (818) 225-3292
                                                        joshua_n_smith@countrywide.com
Bentley Hodges                                          Tel: (818) 225-3433
                                                        bentley _hodges@countrywide.com
------------------------------------------------------- -----------------------------------------------



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Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                                                 23
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